                                                                EXHIBIT 10.8(b)


                     REGISTRATION RIGHTS AND STANDSTILL AGREEMENT


    This REGISTRATION RIGHTS AND STANDSTILL AGREEMENT (the "AGREEMENT") is made and entered into as of July 31, 1996, by and between INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation ("IRIS"), and DIGITAL IMAGING TECHNOLOGIES, INC., a Delaware corporation ("DITI"), with reference to the following facts:

    A. Pursuant to an Asset Purchase Agreement (the "ASSET PURCHASE AGREEMENT") dated as of July 15, 1996, by and among IRIS, on the one hand, and DITI and certain of its subsidiaries, on the other hand, IRIS is purchasing substantially all of the assets of DITI and such subsidiaries.

    B. IRIS and DITI desire that the consideration for the assets include a warrant to purchase shares of IRIS Common Stock. IRIS is willing to issue the warrant subject to the standstill provisions set forth herein, and DITI is willing to accept the warrant with the registration rights set forth herein.

    NOW, THEREFORE, based on the above premises and in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

    1. CERTAIN DEFINITIONS. The following terms shall have the respective meanings set forth below:

         1.1 "AFFILIATE" shall mean any person which, directly or indirectly through one or more intermediaries, controls, is controlled by, or is in common control with, a specified person.

         1.2 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         1.3 "HOLDER" shall mean any person who at a given time is the permitted holder of record of any Registrable Securities (or securities convertible into Registrable Securities) and has agreed in writing to be bound by the provisions of this Agreement.

         1.4 "IRIS COMMON STOCK" shall mean the common stock, $.01 par value per share, of IRIS, and any securities issued in exchange therefore or in replacement thereof in connection with any reorganization, restructuring, merger, consolidation or similar transaction.

         1.5 "IRIS WARRANT" shall mean the warrant to purchase 875,000 shares of IRIS Common Stock at an exercise price of $8.00 per share exercisable for a period of five years from the date hereof issued in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement.

         1.6 "REGISTRATION PERIOD" shall mean the period of time beginning on the first (1st) anniversary of the date hereof and ending on (and including) the fifth (5th) anniversary of such date; PROVIDED, HOWEVER, that the Registration Period shall be extended as required under (i) the last sentence of
Section 9 (Exception as to Timing) if IRIS elects to exercise its right to postpone a demand registration and (ii) the last sentence of Section 4.6 (Prospectus Delivery) if IRIS suspends the sale Registrable Securities as permitted thereunder.

         1.7 "REGISTRABLE SECURITIES" shall mean those shares of IRIS Common Stock issued upon exercise of the IRIS Warrant, or as a dividend or other distribution with respect to, or in exchange or replacement of, such shares of IRIS Common Stock.

         1.8 "REGISTRATION STATEMENT" shall mean any registration statement or comparable document under the Securities Act through which a public sale or disposition of the IRIS Common Stock may be registered or exempted from registration (except a form exclusively for the sale or distribution of securities by IRIS to employees of IRIS or its subsidiaries or for use exclusively in connection with a business combination).

         1.9 "SELLING HOLDER" shall mean, with respect to any Registration Statement, any Holder whose securities are included therein.

         1.10 "SELLER'S UNDERWRITER" shall mean, with respect to any Registration Statement, the underwriter, if any, designated in writing by the Selling Holders as underwriting the Registrable Securities involved and reasonably acceptable to IRIS.

         1.11 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         1.12 "SIGNIFICANT HOLDERS" shall mean, at any time, Holders together holding more than 50% of the then outstanding Registrable Securities held by the Holders (treating securities convertible into Registrable Securities as if they had been converted and were outstanding).

         1.13 "TRANSFER" shall mean sell, transfer, assign, hypothecate, encumber or otherwise dispose, whether voluntarily or involuntarily, whether by gift, bequest or otherwise.

         1.14 "WARRANT SHARES" shall mean shares of IRIS Common Stock issuable upon exercise of the IRIS Warrant, or as a dividend or other distribution with respect to, or in exchange or replacement of, such shares of IRIS Common Stock.

    2.   DEMAND REGISTRATION.

         2.1 NOTICE OF DEMAND. At any time during the Registration Period, the Significant Holders may by written notice request that IRIS register Registrable Securities under the Securities Act. The maximum number of such demands shall be one (1). The notice of demand shall set forth (i) the number of shares to be included, (ii) the names of the Selling Holders and the amounts to be sold by each, and (iii) the proposed manner of sale. Within ten (10) days after receipt of such notice, IRIS shall notify all other Holders and offer to them the opportunity to include their Registrable Securities in such registration. Each of the other Holders shall have twenty (20) days from the mailing of such notice to notify IRIS of the number of Registrable Securities such Holder desires be included in the Registration Statement, but IRIS shall have no obligation to include the Registrable Securities of any such Holder in the Registration Statement if IRIS does not receive the required notice within such 20-day period.

         2.2 REGISTRATION. Promptly, but in any event within 60 days, after receipt of any demand pursuant to Section 2.1, IRIS shall prepare and file with the Securities and Exchange Commission (the "SEC"), a Registration Statement on any applicable form, with respect to all the Registrable Securities specified in a notice received in a timely manner pursuant to Section 2.1, and thereafter use its best efforts to cause such Registration Statement to become effective. IRIS shall use its best efforts to keep such Registration Statement continuously effective for two (2) years; PROVIDED, HOWEVER, that IRIS may, at any time temporarily suspend the effectiveness of the Registration Statement in accordance with the provisions of Section 9. During such suspension, Selling Holders shall discontinue sales or other dispositions of Registrable Securities pursuant to the Registration Statement.

         2.3 LISTING OF SHARES. Promptly, but in any event within 60 days, after receipt of any demand pursuant to Section 2.1, IRIS shall prepare and file with the principal securities exchange on which the IRIS Common Stock is then traded an additional listing application with respect to all the Registrable Securities specified in a notice received in a timely manner pursuant to Section 2.1, and use its best efforts to cause such Registrable Securities to be approved for listing on such exchange upon official notice of issuance.

    3. INCIDENTAL REGISTRATION. Whenever during the Registration Period IRIS proposes to file a Registration Statement for the sale by it of shares of IRIS Common

Stock, except in connection with a demand under Section 2, IRIS shall take the following steps:

         3.1 NOTICE. Mail a written notice to each Holder at the address shown on the books and records of IRIS at least forty-five (45) days prior to the effective date of any such Registration Statement.

         3.2 REGISTRATION. Include in such Registration Statement any and all Registrable Securities specified in a notice by the Holder which is received by IRIS not less than thirty (30) days following the mailing of the notice specified in Section 3.1. In connection with any such registration, the Selling Holder must: (i) sell such Registrable Securities in the manner and on the terms adopted by or through the underwriter(s) acting on behalf of IRIS in connection with such registration, if such underwriter(s) so requests; and
(ii) accept a reduction (including a total elimination) in the number of shares to be included in such registration on a pro rata basis (based on the number of securities held by each) with any other selling securityholders holding contractual PARI PASSU registration rights if the underwriter(s) reasonably deem that without such reduction (or elimination) IRIS might be substantially hindered in the terms or number of securities which it could sell in such registration.

         3.3 LISTING OF SHARES. Promptly, but in any event within 60 days, after a notice received in a timely manner pursuant to Section 3.2, IRIS shall prepare and file with the principal securities exchange on which the IRIS Common Stock is then traded an additional listing application with respect to all the Registrable Securities specified in such notice, and use its best efforts to cause such Registrable Securities to be approved for listing on such exchange upon official notice of issuance.

    4. REGISTRATION PROCEDURES. Whenever IRIS shall register any securities pursuant to this Agreement, the parties agree as follows:

         4.1 SELLING STOCKHOLDER INFORMATION. Selling Holders shall provide IRIS with such information about Selling Holders and their intended manner of distributing the Registrable Securities, and shall otherwise cooperate with IRIS and any underwriter(s) as may be needed or helpful in the reasonable opinion of IRIS to complete any obligation of IRIS hereunder. Failure to comply with this requirement shall excuse IRIS from any further obligation to Selling Holders to file a Registration Statement on their behalf or include their Registrable Securities in a Registration Statement.

         4.2 CONSULTATION. IRIS shall supply copies of any Registration Statement, any amendment thereto and any communications with the SEC related thereto to Selling Holders and to the Seller's Underwriter prior to filing such document with the SEC, and shall reasonably consult with such persons and their counsel with respect to the form and content of such filing. IRIS will immediately amend such Registration Statement to include such reasonable changes as Selling Holders and the Seller's Underwriter reasonably agree should be included therein.

         4.3 PROVISION OF PROSPECTUSES. IRIS shall furnish to Selling Holders and any Underwriter such number of copies of a summary prospectus or other prospectus (including any amendments and supplements thereto and a preliminary prospectus in conformity with the requirements of the Securities
Act) and such other documents as the Selling Holders may reasonably request in order to facilitate the public sale or other disposition of such securities.

         4.4 BLUE SKY COMPLIANCE. IRIS shall use its best efforts to register or qualify the securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions as the Selling Holders shall reasonably request (PROVIDED, HOWEVER, that IRIS shall not be required
(i) to consent to, or take any action which would subject it to, general service of process for all purposes or (ii) to qualify to do business in any jurisdiction where it is not then subject or qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable the Selling Holders to consummate the public sale or other disposition of such securities in such jurisdictions.

         4.5 AMENDMENTS. IRIS shall use its best efforts to prepare and file promptly with the SEC such amendments and supplements to the Registration Statement filed with the SEC in connection with such registration, and the prospectus used in connection therewith, as may be necessary to keep such Registration Statement continuously effective and in compliance with the Securities Act for two (2) years, or until all Registrable Securities registered in that Registration Statement are sold, whichever is earlier; PROVIDED, HOWEVER, that IRIS may, at any time temporarily suspend the effectiveness of the Registration Statement in accordance with the provisions of Section 9.

         4.6 PROSPECTUS DELIVERY. At any time when a sale or other public disposition pursuant to a Registration Statement is subject to a prospectus delivery requirement, IRIS shall immediately notify the Selling Holders and the Seller's Underwriter, if any, of the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and IRIS shall thereafter diligently proceed to amend the prospectus as necessary to correct such untrue statement or omission of a material fact and provide updates thereto. Upon receipt of such a notice, the Selling Holders shall immediately discontinue sales or other dispositions of Registrable Securities pursuant to the Registration Statement. Selling Holders may resume sales only upon receipt of amended prospectuses or after Selling Holders have been advised by IRIS that the use of the previous prospectus may be legally resumed. The length of the Registration Period (as defined in Section 1.6) shall be increased by the length of any postponement taken by IRIS hereunder.

         4.7 OPINIONS. At the request of Selling Holders, IRIS shall use its best efforts to furnish on the date that the Registrable Securities are delivered to the

Seller's Underwriter for sale in connection with a registration pursuant to this Agreement (i) an opinion of the counsel representing IRIS for the purposes of such registration, and (ii) a letter from the independent certified public accountants of IRIS, each dated such date and in form and substance as is customarily given by counsel and independent certified public accountants to underwriters in an underwritten public offering, addressed to the Seller's Underwriter and to Selling Holders.

         4.8 STOP-ORDERS. IRIS agrees to immediately notify Selling Holders (i) of the issuance by the SEC of any stop order or order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, or (ii) of the receipt by IRIS of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or the initiation of any proceedings for such purpose. IRIS, with the reasonable cooperation of Selling Holders, shall make every reasonable effort to contest any such proceedings and to obtain the withdrawal of any such order at the earliest possible moment.

         4.9 REVIEW OF RECORDS. IRIS shall make available all financial and other records, pertinent corporate documents and properties of IRIS for inspection by the Seller's Underwriter, and its counsel and accountants, and shall cause IRIS's officers, directors and employees to supply all information reasonably requested by any such person in connection with any Registration Statement filed or to be filed hereunder so long as such person agrees to keep confidential any records, information or documents provided by IRIS.

         4.10 EARNINGS STATEMENTS. IRIS shall, upon the request of Selling Holders, make earning statements satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder generally available to its security holders as soon as reasonably practicable, but in no event later than 45 days, after the end of any 12-month period commencing at the end of any fiscal quarter in which Registrable Securities are sold.

         4.11 COMPLIANCE WITH LAWS. In all actions taken under this Agreement, IRIS and Selling Holders agree to use their best efforts to comply with all provisions of the Securities Act, the Exchange Act and any other law applicable to them.

    5. FILING OF OTHER REGISTRATION STATEMENTS. Holders acknowledge and understand that IRIS has granted demand registration rights with respect to shares of IRIS Common Stock to other holders of its securities which could be exercised concurrently with an exercise of the rights granted hereunder to Holders.

    6. DELAY OF REGISTRATION. Holders shall not have any right to take any action to restrain, enjoin or otherwise delay the filing or effectiveness of any Registration Statement on the basis of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

    7.   INDEMNIFICATION AND CONTRIBUTION.

         7.1 IRIS INDEMNITY. IRIS agrees that it will indemnify each Selling Holder and Seller's Underwriter (and any of the officers, directors and persons who control any of the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all claims, losses, damages, liabilities and expenses (including those relating to settlements approved by IRIS, which consent shall not be unreasonably withheld) resulting from any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any other document incident to that registration) or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been contained in
(i) information furnished in writing to IRIS by such Selling Holder or the Seller's Underwriter expressly for use therein, or (ii) the circumstances set forth in Section 7.2(y) below.

         7.2 SELLING HOLDER'S INDEMNITY. Each Selling Holder will indemnify IRIS, any underwriter, and any other person selling under the applicable Registration Statement (and any of the officers and directors and persons who control any of the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all claims, losses, damages, liabilities and expenses (including those relating to settlements approved by the Selling Holder, which consent shall not be unreasonably withheld) resulting from (x) any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or in any other document incident to that registration) or from any omission or alleged omission to state a material fact required to be stated or necessary to make the information therein not misleading, but only to the extent contained in any information furnished in writing to IRIS by such Selling Holder expressly for inclusion in that Registration Statement (or such other document incidental to that registration), or (y) any untrue statement or alleged untrue statement of a material fact contained in, or any omission or alleged omission of a material fact from, a prospectus if (i) a later prospectus corrected the untrue statement or alleged untrue statement, or omission or alleged omission, (ii) the Selling Holder had notice of the later prospectus prior to confirmation of the sale to the aggrieved purchaser, and (iii) there would have been no such liability but for the failure of the Selling Holder to deliver such later prospectus to such purchaser; PROVIDED, HOWEVER, that no Selling Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Selling Holder from the sale of Registrable Securities pursuant to such Registration Statement.

         7.3       CONTRIBUTION.  If the indemnification provided for in this
Section 7 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein as a result of a judicial determination that such indemnification may not be enforced in such case notwithstanding this Agreement, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expense, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty or such fraudulent misrepresentation.

    8. EXPENSES OF REGISTRATION. IRIS shall bear all expenses (other than brokerage or underwriting fees, expenses or commissions) incurred in connection with any Registration Statement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the American Stock Exchange), fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of the independent certified public accountants and counsel to IRIS. Selling Holders shall bear any brokerage or underwriting fees, expenses or commissions and the cost of any lawyers, accountants, experts and other consultants retained by them.

    9. EXCEPTION AS TO TIMING. Notwithstanding any other section of this Agreement, IRIS may at any time postpone or suspend for a reasonable period of time (not to exceed 180 days) the filing or effectiveness of any Registration Statement demanded under Section 2, if (a) IRIS is conducting or is about to conduct a primary offering of other securities of IRIS and is advised by its investment banker in writing that such offering would be materially adversely affected by such demanded registration or (b) the board of directors of IRIS shall in good faith determine that such demand registration would materially adversely affect any financing, merger, sale of assets, acquisition, recapitalization or other material transaction involving IRIS, which, in each case, is either pending or under active and continuing negotiation. The length of the Registration Period (as defined in Section 1.6) shall be increased by the length of any postponement taken by IRIS hereunder. If IRIS suspends the effectiveness of a Registration Statement, Selling Holder shall immediately discontinue sales or other dispositions of Registrable Securities pursuant to the Registration Statement during the period of such postponement, and the length of time IRIS is required to keep such Registration Statement effective under Sections 2.2 and 4.5 shall be increased by the length of the postponement. IRIS may suspend the effectiveness of a Registration Statement by giving written notice of the suspension to Selling Holders and shall not be required to make any filings with the Securities Exchange Agreement relating to such suspension other than those required by law.

    10. TERMINATION. Holders shall have no further rights under Sections 2 or 3 at any time after the Registration Period.

    11. STANDSTILL AGREEMENT. Until the IRIS Warrant has been fully exercised or expires, and so long thereafter as the Holders and their Affiliates collectively own 50% or more of the Warrant Shares, none of the Holders nor any of their Affiliates will in any manner, directly or indirectly: (a) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (i) any acquisition of any securities (or beneficial ownership thereof) or assets of IRIS (EXCEPT that the officers of DITI may, in their individual capacities, acquire additional shares of IRIS Common Stock on the principal exchange where the IRIS Common Stock is traded provided that (a) such officers collectively do not at any time own beneficially more than one percent (1%) of outstanding shares of IRIS Common Stock and (b) such acquisitions are not made while in possession of material, non-public information regarding IRIS or the assets or business purchased from DITI), (ii) any tender or exchange offer, merger or other business combination involving IRIS, (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to IRIS or (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) or consents to vote any voting securities of IRIS; (b) form, join or in any way participate in a "group" (as defined under the Exchange Act) with respect to the securities of IRIS; (c) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of IRIS (other than, in the case of DITI, through the nomination and service of one (1) director as provided in the Asset Purchase Agreement); (d) take any action which might force IRIS to make a public announcement regarding any of the types of matters set forth in (a) above; or (e) enter into any discussions or arrangements with any third party with respect to any of the foregoing. Holders also agree not to request IRIS (or its directors, officers, employees or agents), DIRECTLY OR INDIRECTLY, TO AMEND OR WAIVE ANY PROVISION OF THIS SECTION 11 (INCLUDING THIS SENTENCE).

    12. "LOCK-UP" AGREEMENT. In addition to the other resale restrictions contained herein, if IRIS proposes to sell any securities to the public (a "PUBLIC OFFERING") during the Registration Period, no Holder will during the Lock-Up Period (as hereinafter defined), directly or indirectly, offer, sell, contract to sell, or otherwise Transfer any shares of IRIS Common Stock. Furthermore, each Holder shall execute and deliver to any underwriter(s) acting on behalf of IRIS in connection with such Public Offering the form of "lock-up agreement" customarily used by such underwriter(s) evidencing the restrictions contained in this Section 12. For purposes of this Agreement, the term "LOCK-UP PERIOD" shall mean the period beginning on the initial filing of a Registration Statement for a Public Offering and ending 180 days after the actual consummation of the Public Offering.

    13. TRANSFER LIMITATIONS. Notwithstanding anything to the contrary herein, no Holder may Transfer the IRIS Warrant, or any part thereof, except (i) to an Affiliate who has executed and delivered to IRIS a written agreement to be bound by the terms of this Agreement as a Holder and (ii) in accordance with the terms of the Warrant Certificate for the IRIS Warrant.

    14. VOLUME LIMITATION ON SALES. Notwithstanding anything to the contrary herein, the Holders shall not, individually or collectively, Transfer more than One Hundred Nine Thousand Three Hundred Seventy-Five (109,375) Warrant Shares (as adjusted for any subsequent stock splits) during any ninety-day period; PROVIDED, HOWEVER that such volume limitation shall not apply to any Transfer to an Affiliate or a member of the Transferring Holder's immediate family made without consideration if such Affiliate or family member has executed and delivered to IRIS a written agreement to be bound by the terms of this Agreement as a Holder. In order to ensure compliance with the foregoing volume limitation, each Holder shall provide IRIS and any other Holders with written notice of such proposed Transfer of Warrant Shares at least 10 days (but not more than 30 days) prior to such Transfer and of the consummation thereof within 10 days thereafter.

    15.  MISCELLANEOUS.

         15.1 COMPLETE AGREEMENT. This Agreement and any documents referred to herein or executed contemporaneously herewith constitute the parties' entire agreement with respect to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may not be amended, altered or modified except by a writing signed by the parties.

         15.2 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and subsequent Holders of Registrable Securities. Except as expressly provided otherwise in this Agreement, none of the parties may assign or otherwise Transfer any of its rights or obligations under this Agreement.

         15.3 COOPERATION. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

         15.4 WAIVERS STRICTLY CONSTRUED. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder
(a) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (b) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

         15.5 SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         15.6 NOTICES. All notices under this Agreement will be in writing and will be delivered by personal service or facsimile or certified mail (or, if certified mail is not available, then by first class mail), postage prepaid, to such address as may be designated from time to time by the relevant party, and which will initially be as set forth below. Any notice sent by certified mail will be deemed to have been given three (3) days after the date on which it is mailed. All other notices will be deemed given when received.
No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party. Notices will be addressed as follows or to such other address as the party to whom the same is directed will have specified in conformity with the foregoing:

         (a)       If to IRIS:

                        International Remote Imaging Systems, Inc.
                        9162 Eton Avenue
                        Chatsworth, California 91311
                        Attn:     Fred H. Deindoerfer
                                  Chairman of the Board and President
                        Telephone:     (818) 709-1244
                        Facsimile:     (818) 700-9661

                   With a copy to:

                        Irell & Manella LLP
                        1800 Avenue of the Stars, Suite 900
                        Los Angeles, California 90067
                        Attn:     Theodore E. Guth, Esq.
                        Telephone:     (310) 277-1010
                        Facsimile:     (310) 203-7199

         (b)       If to DITI:

                        Digital Imaging Technologies, Inc.
                        2950 North Loop West, Suite #1050
                        Houston, Texas 77092
                        Attn:     James L. Hurn
                        Chief Executive Officer
                        Telephone:     (713) 956-2165
                        Facsimile:     (713) 956-2185

                   With a copy to:

                        Andrews & Kurth LLP
                        Texas Commerce Tower
                        600 Travis, Suite 4200
                        Houston, Texas  77002
                        Attn:     Robert V. Jewell, Esq.
                        Telephone:     (713) 220-4200
                        Facsimile:     (713) 220-4285

         (c)       If to any other Holder:

                   To the Holder's last address listed on the Company's books and records.

         15.7 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without regard to the conflict of laws rules of the State of Delaware or any other jurisdiction that would call for the application of the laws of any jurisdiction other than the State of Delaware. Each party hereto hereby irrevocably consents, for itself and its legal representatives, partners, successors and assigns, to the exclusive jurisdiction of the Courts of the State of Delaware for all purposes in connection with any action or proceeding that arises from or relates to this Agreement, and further agrees that, subject to
Section 15.9 (Arbitration of Disputes), any action arising from or relating to this Agreement shall be instituted and prosecuted only in the courts of the State of Delaware, and hereby waives any rights it may have to personal service of summons, complaint, or other process in connection therewith, and agrees that service may be made by registered or certified mail to such party at the address set forth for notice in the Asset Purchase Agreement.

         15.8 ATTORNEYS' FEES. Should any litigation or arbitration be commenced (including any proceedings in a bankruptcy court) between the parties hereto or their representatives concerning any provision of this Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such proceeding shall be entitled, in addition to such other relief as may be granted, to the reasonable attorneys' fees and court costs incurred by reason of such litigation or arbitration.

         15.9 ARBITRATION OF DISPUTES. Except for actions seeking injunctive relief, which may be brought before any court having jurisdiction, any claim arising out of or relating to (i) this Agreement, including, but not limited to, its validity, interpretation, enforceability or breach, or (ii) the relationship between the parties (including its commencement and termination) which are not settled by agreement between the parties, shall be settled by arbitration conducted exclusively in Wilmington, Delaware in accordance with the arbitration provisions of the Asset Purchase Agreement. The parties hereby consent to the in personam jurisdiction of the courts of the State of

Delaware for purposes of confirming any such award and entering judgment thereon. Each party agrees that the arbitration is its exclusive damage remedy and expressly waives any right to seek redress in another forum.

         15.10 AGREEMENT NEGOTIATED. The parties hereto are sophisticated and have consulted legal counsel with respect to this transaction. As a consequence, the parties do not believe that the presumptions of any statutory or common law rule relating to the interpretation of contracts against the drafter of any particular clause should be applied in this case and therefore waive its effects.

         15.11 HEADINGS. The Section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular Section.

         15.12 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                        *** [NEXT PAGE IS SIGNATURE PAGE] ***

            SIGNATURE PAGE TO REGISTRATION RIGHTS AND STANDSTILL AGREEMENT

    IN WITNESS WHEREOF, the parties hereto have caused this Note to be duly executed, as of the day and year first above written.


                                  "IRIS"

                                  INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation



                                  By:  /s/  Fred H. Deindoerfer
                                     ------------------------------------------

                                  Name:     Fred H. Deindoerfer
                                       ----------------------------------------

                                  Title:    Chairman and President
                                        ---------------------------------------


                                  "DITI"

                                  DIGITAL IMAGING TECHNOLOGIES, INC.,
                                  a Delaware corporation



                                  By:  /s/  James L. Hurn
                                     ------------------------------------------

                                  Name:     James L. Hurn
                                       ----------------------------------------

                                  Title:    President
                                        ---------------------------------------


                                         S-1